SEI INVESTMENTS COMPANY
                             INITIAL HOLDINGS REPORT

Name of Reporting Person:______________________________________________________
Date Person Became Subject to the Code's Reporting Requirements:_______________ Information in Report Dated as of: ____________________________________________
Date Report Due: ______________________________________________________________
Date Report Submitted: ________________________________________________________

SECURITIES HOLDINGS
---------------------------------------- ------------------------------------- -------------------------------------
 Name of Issuer and Title of Security       No. of Shares (if applicable)      Principal Amount, Maturity Date and
                                                                                  Interest Rate (if applicable)
---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

---------------------------------------- ------------------------------------- -------------------------------------

If you have no securities holdings to report, please check here. ___

SECURITIES ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
            Name of Broker, Dealer or Bank                            Name(s) on and Type of Account
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------

If you have no securities accounts to report, please check here.

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.


Signature: ____________________       Date: ________

Received by: __________________